     As filed with the Securities and Exchange Commission on March 30, 2001
                                                    Registration No. 333-_______
================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                   ----------

                                NRG ENERGY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                   ----------

           DELAWARE                                             41-1724239
-------------------------------                           ----------------------
(State or other jurisdiction of                             (I.R.S. Employer
 incorporation or organization)                           Identification Number)

                                   ----------

                        901 MARQUETTE AVENUE, SUITE 2300
                          MINNEAPOLIS, MINNESOTA 55402
                                 (612) 373-5300
          -------------------------------------------------------------
          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                   ----------

                              JAMES J. BENDER, ESQ.
                       VICE PRESIDENT AND GENERAL COUNSEL
                                NRG ENERGY, INC.
                        901 MARQUETTE AVENUE, SUITE 2300
                          MINNEAPOLIS, MINNESOTA 55402
                                 (612) 373-5300
           ---------------------------------------------------------
           (Name, address, including zip code, and telephone number, including area code, of agent for service)


                                   ----------

                                 WITH COPIES TO:

                                   ----------

                             RICHARD M. RUSSO, ESQ.
                           GIBSON, DUNN & CRUTCHER LLP
                         1801 CALIFORNIA ST., SUITE 4100
                             DENVER, COLORADO 80202
                                 (303) 298-5700

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
        From time to time after the effective date of this Registration
                  Statement as determined by market conditions.
     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]
    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]
    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-52508
    If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] __________
    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                         CALCULATION OF REGISTRATION FEE

======================================= ============== ==================== ================== ================
                                                        PROPOSED MAXIMUM    PROPOSED MAXIMUM
 TITLE OF EACH CLASS OF SECURITIES TO     AMOUNT TO      AGGREGATE PRICE        AGGREGATE         AMOUNT OF
            BE REGISTERED               BE REGISTERED      PER UNIT(1)       OFFERING PRICE(1) REGISTRATION FEE
--------------------------------------- -------------- -------------------- ------------------ ----------------
  Debt Securities, Preferred Stock,      $115,640,000          100%           $115,640,000         $28,910
   Depositary Shares, Common Stock,
 Securities Warrants, Stock Purchase
  Contracts and Stock Purchase Units
======================================= ============== ==================== ================== ================

(1) Estimated solely for the purpose of calculating the registration fee.
================================================================================

                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

        This registration statement is being filed with the Securities and Exchange Commission pursuant to Rule 462(b) under the Securities Act of 1933 by NRG Energy, Inc. This registration statement relates to the public offering of NRG's securities contemplated by the Registration Statement (No. 333-52508) on Form S-3 (the "Prior Registration Statement"). This registration statement is being filed for the sole purpose of increasing the amount of securities to be sold by $115,640,000. The contents of the Prior Registration Statement are hereby incorporated by reference.

ITEM 16.       EXHIBITS

The following exhibits are filed herewith or incorporated by reference:

      EXHIBIT
      NUMBER                          DESCRIPTION OF EXHIBIT
      -------                         ----------------------
       5.1          Opinion of Gibson, Dunn & Crutcher LLP as to the legality of the securities registered hereby

      23.1          Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1)

      23.2          Consent of PricewaterhouseCoopers LLP

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota, on this 30th day of March, 2001.


                                       NRG ENERGY, INC.


                                       By:        /s/ LEONARD A. BLUHM
                                          --------------------------------------
                                                      Leonard A. Bluhm
                                                Executive Vice President and
                                                  Chief Financial Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.


                     SIGNATURE                                  TITLE                    DATE
                     ---------                                  -----                    ----

             /s/ DAVID H. PETERSON*
------------------------------------------------      Chairman of the Board,        March 30, 2001
                 David H. Peterson                       President and Chief
                                                         Executive Officer
                                                         (Principal Executive
                                                         Officer)
             /s/ LEONARD A. BLUHM
------------------------------------------------      Executive Vice                March 30, 2001
                 Leonard A. Bluhm                        President, and Chief
                                                         Financial Officer
                                                         (Principal Financial
                                                         Officer)
             /s/ WILLIAM T. PIEPER*
------------------------------------------------      Controller (Principal         March 30, 2001
                 William T. Pieper                       Accounting Officer)


             /s/ GARY R. JOHNSON*
------------------------------------------------      Director                      March 30, 2001
                 Gary R. Johnson


             /s/ JAMES J. HOWARD*
------------------------------------------------      Director                      March 30, 2001
                 James J. Howard


             /s/ RICHARD C. KELLY*
------------------------------------------------      Director                      March 30, 2001
                 Richard C. Kelly


             /s/ LUELLA G. GOLDBERG*
------------------------------------------------      Director                      March 30, 2001
                 Luella G. Goldberg


             /s/ LEONARD A. BLUHM
* ----------------------------------------------
                 Leonard A. Bluhm
                 Attorney-in-fact